UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 19, 2021

Hilton Worldwide Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102
(Address of Principal Executive Offices) (Zip Code)
(703) 883-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 19, 2021, Hilton Worldwide Holdings Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2021. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

At the annual meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2022 or until their respective successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Christopher J. Nassetta	236,477,672	1,479,944	87,385	7,194,609
Jonathan D. Gray	234,542,026	3,404,749	98,226	7,194,609
Charlene T. Begley	236,908,082	1,028,014	108,905	7,194,609
Chris Carr	237,669,380	284,808	90,813	7,194,609
Melanie L. Healey	227,927,127	10,008,612	109,262	7,194,609
Raymond E. Mabus, Jr.	237,060,685	899,578	84,738	7,194,609
Judith A. McHale	225,084,349	12,871,682	88,970	7,194,609
John G. Schreiber	224,964,311	12,990,447	90,243	7,194,609
Elizabeth A. Smith	237,002,745	952,649	89,607	7,194,609
Douglas M. Steenland	218,854,625	19,099,659	90,717	7,194,609

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2021.

For	Against	Abstain	Broker Non-Votes
242,927,515	2,223,192	88,903	—

Proposal No. 3 – Non-Binding Vote on Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
135,318,069	102,627,482	99,450	7,194,609

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Kristin A. Campbell
Name:	Kristin A. Campbell
Title:	Executive Vice President, General Counsel and Chief ESG Officer

Date: May 21, 2021